T. Rowe Price U.S. Treasury Funds, Inc.

U.S. Treasury Money Fund

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

Supplement to prospectus dated October 1, 2008

Effective immediately, the Board of Directors of the T. Rowe Price U.S. Treasury Money Fund has authorized the fund to change its operating policy to allow investments in repurchase agreements on U.S. Treasury securities. Therefore, the prospectus has been updated as follows:

On page 1, the second and third sentences of the Money Fund`s principal investment strategy are revised as follows:

The fund invests at least 80% of its net assets in U.S. Treasury securities, which are backed by the full faith and credit of the federal government, and repurchase agreements thereon. The remainder is invested in other securities backed by the full faith and credit of the U.S. government and repurchase agreements thereon.

On page 2, under "What are the main risks of investing in the funds?" the following paragraph has been added:

All funds may invest in repurchase agreements, which are contracts between the fund (buyer) and a dealer (seller) involving U.S. government securities that require the dealer to repurchase the securities from the fund at a fixed price on a designated date (usually the next business day). Repurchase agreements carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the fund may experience a loss when trying to sell the securities to another dealer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the fund and order that the securities be used to pay off the seller`s debts.

On page 32, under "Other Securities Backed by the Full Faith and Credit of the U.S. Government", the operating policy that the Money Fund has decided not to invest in repurchase agreements is hereby deleted. The Money Fund`s fundamental policy remains as follows:

Fundamental policy The Money Fund must invest at least 80% of total assets in U.S. Treasury securities and repurchase agreements thereon.

Among the many actions taken recently by the U.S. Government to promote liquidity in the credit markets has been the enactment of the Temporary Loan Guaranty Program. Payment of interest and principal on securities issued under this program is guaranteed by the Federal Deposit Insurance Corporation. The prospectus has been updated to clarify that all funds may purchase these non-U.S. Treasury securities because they are backed by the full faith and credit of the U.S. government.

On page 2, the paragraph above Table 1 is revised as follows:

Treasury securities in which the funds may invest include Treasury bills, notes, and bonds, as well as Treasury inflation-protected securities (TIPS). In addition, the funds` other investments will either be (1) backed by the full faith and credit of the U.S. government (such as GNMA mortgage-backed securities and certain corporate debt securities guaranteed by the FDIC) and repurchase agreements thereon, and for the bond funds; (2) futures agreements collateralized by such investments; or (3) shares of a T. Rowe Price internal money fund that invests exclusively in securities backed by the full faith and credit of the U.S. government.

On page 32, the following sentences have been added after the first sentence of the paragraph under "Other Securities Backed by the Full Faith and Credit of the U.S. Government:"

These also include securities guaranteed by the Federal Deposit Insurance Corporation (FDIC) under the Temporary Liquidity Guarantee Program (TLGP). As part of the Debt Guarantee Program of the TLGP, the FDIC will guarantee payment of interest and principal on new senior unsecured debt issued by eligible financial institutions. The TLGP provides an explicit FDIC guarantee on debt issued by these financial institutions before June 30, 2009, provided the debt has a stated maturity of greater than 30 days. The FDIC guarantee expires on the earlier of the maturity of the debt securities or June 30, 2012.

The date of this supplement is December 23, 2008.

C07-041 12/23/08